Exhibit 10.8

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SECOND AMENDMENT AGREEMENT

This SECOND AMENDMENT AGREEMENT (this “Agreement”), dated as of December 30, 2025, is entered into by and among MADRIGAL PHARMACEUTICALS, INC., a Delaware corporation (the “Borrower”), certain Subsidiaries of Borrower, as Guarantors (the “Guarantors”), the Lenders party hereto, and LSI FINANCING LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, certain Subsidiaries of Borrower, as Guarantors, the Lenders from time to time party thereto and the Administrative Agent have entered into that certain Financing Agreement, dated as of July 17, 2025 (as amended by that certain First Omnibus Amendment and Loan Party Joinder Agreement, dated as of September 4, 2025, as a further amended, restated, amended and restated, supplemented or otherwise modified from to time to time, the “Financing Agreement”);

WHEREAS, the parties hereto wish to make certain amendments to the Financing Agreement, in each case as set forth herein; and

WHEREAS, the Administrative Agent and each of the Lenders party hereto (collectively constituting the Required Lenders under the Financing Agreement as of the date hereof) are willing, on the terms and subject to the conditions set forth below, to consent to the amendments to the Financing Agreement set forth herein.

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and in the Financing Agreement, the parties hereto agree as follows:

Section 1. Definitions. All capitalized terms used but not otherwise defined herein (including, without limitation, in the preamble and recitals hereto) are used as defined in the Financing Agreement.

Section 2. Amendments to the Financing Agreement. As of the Second Amendment Effective Date (as defined below), the reference to “[***]” in clause (g) of the definition of Permitted Acquisition is hereby replaced with “[***]”.

Section 3. Conditions Precedent. The effectiveness of this Agreement shall be subject to the prior or concurrent satisfaction or waiver of each of the following conditions precedent (the date on which such conditions are satisfied or waived, the “Second Amendment Effective Date”):

(a) the Loan Parties and the Lenders constituting the Required Lenders shall have duly executed and delivered counterparts of this Agreement to the Administrative Agent; and

(b) no event shall have occurred and be continuing or would result from the consummation of the transactions contemplated herein that would constitute an Event of Default or a Default.

Section 4. Conditions Subsequent. The Loan Parties shall, within five (5) Business Days of the Second Amendment Effective Date, have paid all fees, costs and expenses then due and payable by the Loan Parties pursuant to and required by the Financing Agreement and the other Loan Documents, including, without limitation, Section 10.2 of the Financing Agreement.

Section 5. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) this Agreement constitutes a legal valid, and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting creditors’ rights and to general equity principles;

(b) the representations and warranties contained in the Financing Agreement (as amended hereby) and in each other Loan Document, certificate or other writing delivered to Administrative Agent or any Lender pursuant thereto on or prior to the date hereof are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties are true and correct in all respects subject to such qualification) on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties are true and correct in all respects subject to such qualification) on and as of such earlier date; and

(c) no event has occurred and is continuing or would result from the transactions contemplated by this Agreement that would constitute an Event of Default or a Default.
Section 6. Miscellaneous.

(a) Agreement is a “Loan Document”. This Agreement is a Loan Document and all references to a “Loan Document” in the Financing Agreement and the other Loan Documents shall be deemed to include this Agreement.

(b) References to the Financing Agreement. Upon the effectiveness of this Agreement, each reference in the Financing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Financing Agreement as amended hereby, and each reference in the other Loan Documents or in any other document, instrument or agreement executed and/or delivered in connection with the Financing Agreement to “Financing Agreement”, “thereunder”, “thereof” or words of like import referring to the Financing Agreement shall mean and be a reference to the Financing Agreement as amended hereby.

(c) Reaffirmation of Obligations. Each of the Loan Parties (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) reaffirms all of its obligations under the Loan Documents to which it is a party and acknowledges and agrees that all of its obligations under the Loan Documents to which it is a party remain in full force and effect on a continuous basis, and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge any of the Loan Party’s obligations under the Loan Documents to which it is a party and do not constitute a novation of such obligations.

(d) Reaffirmation of Security Interests. Each of the Loan Parties (i) affirms that each of the Liens granted, and each of the guaranties made, in or pursuant to the Loan Documents are valid and subsisting, (ii) acknowledges and agrees that the grants of security interests by and the guaranties of the Guarantors contained in the Financing Agreement and the other Loan Documents are, and shall remain, in full force and effect after giving effect to this Agreement, and (iii) acknowledges and agrees that this Agreement shall in no manner impair or otherwise adversely affect any of the Liens or security interests granted, or any of the guaranties made, in or pursuant to the Loan Documents.

(e) No Other Changes. Except as specifically amended by this Agreement, the Financing Agreement and the other Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(f) No Waiver. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Financing Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

(g) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

(h) CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. SECTIONS 10.16 (CONSENT TO JURISDICTION) AND 10.17 (WAIVER OF JURY TRIAL) OF THE FINANCING AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE, MUTATIS MUTANDIS.

(i) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For the purposes of this Section 5(i), “electronic signature” shall be construed so as to include the electronic signature of each witness, if any, of an electronic signature used to execute this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

MADRIGAL PHARMACEUTICALS, INC.
as Borrower
By:/s/ Mardi Dier
Name: /s/ Mardi Dier
Title: Chief Financial Officer

CANTICLE PHARMACEUTICALS, INC.
as a Guarantor
By:/s/ Mardi Dier
Name: /s/ Mardi Dier
Title: Chief Financial Officer
Madrigal Pharmaceuticals B.V.
a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands with registered address at Kingsfordweg 151, 1043GR Amsterdam, the Netherlands and registered with the trade register of the Dutch Chamber of Commerce under number 95010866, as a Guarantor

By:/s/ Devun Dusoruth
Name: Devun Dusoruth
Title: Authorized Signatory
Madrigal Pharmaceuticals
Deutschland GmbH
as a Guarantor
By:/s/ Devun Dusoruth
Name: Devun Dusoruth
Title: Authorized Signatory
Madrigal Pharmaceuticals GmbH
as a Guarantor
By:/s/ Pauline Noisel

Name: Pauline Noisel
Title: Authorized Signatory
LSI Financing LLC
as Administrative Agent
By:/s/ Pamela A. Gregorski
Name: Pamela A. Gregorski
Title: Director

HEDGEWIG FUNDING I LLC
as Lender
By: LSI Financing LLC, its Sole Member
By:/s/ Pamela A. Gregorski
Name: Pamela A. Gregorski
Title: Director